Notes to the Balance Sheet	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Notes to the Balance Sheet	Notes to the Balance SheetCash and Cash Equivalents

in 000' €	12/31/2022	12/31/2021
Bank Balances and Cash in Hand	402,353	123,248
Impairment	(2)	0
Cash and Cash Equivalents	402,351	123,248
The presentation of the development of the expected twelve-month loss for cash and cash equivalents can be found in Note 6.4.1.
Other Financial Assets
Other Financial Assets include, on the one hand, money market funds classified as FVTPL and on the other hand term deposits and bonds classified as AC.
The financial assets at fair value, with changes recognized in profit or loss, are shown in the following overview.

			Unrealized
in 000' €	Maturity	Cost	Gross Profit	Losses	Market Value
December 31, 2022
Money Market Funds	daily	14,616	6	0	14,622
Total					14,622
December 31, 2021
Money Market Funds	daily	8,874	1	0	8,875
Total					8,875
Realized and unrealized gains and losses on money market funds were recognized in the finance result in profit or loss. The valuation of money market funds resulted in a net gain of € 0.2 million in 2022 (2021: net gain of € 0.6 million; 2020: net loss of € 6.1 million).
The financial assets at amortized cost are shown in the following overview.

in 000’ €	Maturity	Cost	Effective Interest Income (+) / Expense (-)	#N/A	Carrying Amount
December 31, 2022
Term Deposits, Current Portion	4 to 12 months	490,000	881	(680)	490,201
Total					490,201
December 31, 2021
Term Deposits, Current Portion	4 to 12 months	562,369	0	(491)	561,878
Bonds	4 to 12 months	285,144	(2,025)	(185)	282,934
Total					844,812
As of December 31, 2022, these assets mainly consisted of term deposits with fixed or variable interest rates.
Net interest expense from financial assets classified as “at amortized cost” amounted to € 3.0 million in 2022 (2021: € 1.7 million net interest expense; 2020: € 0.5 million net interest expense) and was recognized in the finance result.
The risk associated with these financial instruments results primarily from bank credit risks. Further information on the credit risk for term deposits and corporate bonds can be found in Note 6.4.1.
Accounts ReceivableAll accounts receivable are non-interest-bearing and generally have payment terms of between 30 and 180 days. As of December 31, 2022, and as of December 31, 2021, accounts receivable mainly consisted of receivables against Incyte from shared development costs as well as receivables from Monjuvi product sales.
The Group‘s single most significant customer Incyte accounted for € 51.4 million of accounts receivables as of December 31, 2022 (December 31, 2021: € 38.5 million), or 56% of the Group‘s total accounts receivable at the end of 2022 (December 31, 2021: 51%).
The table below shows the accounts receivable by region as of the reporting date.

in 000' €	12/31/2022	12/31/2021
Europe and Asia	1,606	6,368
USA and Canada	90,038	69,903
Impairment	(414)	(360)
Total	91,231	75,911
The presentation of the development of the risk provisions in the 2022 and 2021 financial years for accounts receivable using the simplified impairment model can be found in Note 6.4.1.
Income Tax ReceivablesAs of December 31, 2022, income tax receivables amounted to € 2.6 million (December 31, 2021: € 1.1 million). These mainly comprised tax refund claims from loss carrybacks and withheld capital gains tax to be refunded.Other Receivables
Other receivables as of December 31, 2022, mainly consisted of receivables from creditors with debit accounts in the amount of € 2.0 million (December 31, 2021: € 1.1 million) and of an anti-dilution right from the HI-Bio acquisition amounting to € 9.8 million (December 31, 2021: € 0.0 million). Further details can be found in Note 4.12.
The anti-dilution right is measured FVTPL and its measurement is based in part on unobservable parameters. This results in a fair value classification in the Level 3 valuation hierarchy. The planning assumptions underlying the valuation are influenced by estimates derived from the business valuation of HI-Bio.
The anti-dilution right changed in 2022 as follows.

in 000' €	2022
Balance as of January 1	0
Additions	10,377
Reclassification to Investment in Associates	(160)
Through Profit or Loss (in Finance Income/Expenses)	(386)
Balance as of December 31	9,832
If the underlying business valuation were to change by 10% upward or downward, the fair value of the anti-dilution right at December 31, 2022 would be in the range of € 9.1 million to € 10.6 million.
As of December 31, 2022 and December 31, 2021, there were no impairments recognized on other receivables due to the low estimated risk.
Inventories
The table below shows inventories as of the reporting date.

in 000' €	12/31/2022	12/31/2021
Raw materials, Supplies and Production Materials	13,822	12,126
Unfinished Goods	0	4,089
Finished Goods	10,431	4,540
Total	24,253	20,755
There were no impairment losses to be recognized in 2022 and 2021.
Prepaid Expenses and Other Assets
The current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2022	12/31/2021
Combination Drugs	0	15,945
Receivables due from Tax Authorities from Input Tax Surplus	5,669	6,563
Prepayments for External Laboratory Services	5,937	1,724
Prepayments for Sublicenses	2,082	1,304
Other Prepayments	37,242	13,787
Total	50,930	39,323
Other prepayments mainly include payments made in advance for maintenance contracts, insurances, sublicenses as well as the production of tafasitamab. The increase compared to the previous year is mainly due to higher prepayments for external laboratory services and consumables in connection with the production of tafasitamab.
The non-current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2022	12/31/2021
Prepaid Expenses	7,405	9,192
Other Assets	1,324	4,059
Total	8,729	13,251
The non-current prepaid expenses mainly include prepayments for external services that will be utilized from 2024 onwards.
The Group has classified certain items within other assets as “restricted cash” that is not available for operational purposes of the Group. As of December 31, 2022, the Group had non-current restricted cash of € 1.1 million for rental deposits issued (December 31, 2021: € 3.8 million). As of December 31, 2022, € 0.2 million were deposited as collateral for credit cards by MorphoSys US Inc. (December 31, 2021: € 0.2 million).
Property, Plant and Equipment

in 000' €	Office and Laboratory Equipment	Furniture and Fixtures	Total
Cost
January 1, 2021	20,041	3,942	23,983
Additions	3,334	367	3,701
Additions through Business Combination	1,488	134	1,622
Disposals	(2,101)	(67)	(2,168)
Foreign Currency Translation Differences from Consolidation	6	232	238
December 31, 2021	22,768	4,608	27,376
Accumulated Depreciation and Impairment
January 1, 2021	16,834	825	17,659
Depreciation Charge for the Year	2,165	678	2,843
Impairment	1,572	0	1,572
Disposals	(1,764)	(67)	(1,831)
Foreign Currency Translation Differences from Consolidation	2	24	26
December 31, 2021	18,809	1,460	20,269
Carrying Amount
January 1, 2021	3,207	3,117	6,324
December 31, 2021	3,959	3,148	7,107
Cost
January 1, 2022	22,768	4,608	27,376
Additions	1,769	163	1,932
Disposals	(2,244)	(1,018)	(3,262)
Foreign Currency Translation Differences from Consolidation	147	257	404
December 31, 2022	22,440	4,010	26,450
Accumulated Depreciation and Impairment
January 1, 2022	18,809	1,460	20,269
Depreciation Charge for the Year	2,205	684	2,889
Impairment	349	49	398
Disposals	(2,230)	(1,000)	(3,230)
Foreign Currency Translation Differences from Consolidation	93	104	197
December 31, 2022	19,226	1,297	20,523
Carrying Amount
January 1, 2022	3,959	3,148	7,107
December 31, 2022	3,214	2,713	5,927
No borrowing costs were capitalized during the reporting period, and there were neither restrictions on the retention of title nor property, plant and equipment pledged as security for liabilities. There were no material contractual commitments for the purchase of property, plant and equipment as of the reporting date.
Depreciation is contained in the following line items of profit or loss.

in 000' €	2022	2021	2020
Cost of Sales	0	0	0
Research and Development	1,818	1,681	1,663
Research and Development (Impairment)	398	1,537	0
Selling	113	63	132
General and Administrative	958	1,089	692
Total	3,287	4,370	2,487
The development of the right-of-use assets and lease liabilities is shown below.

	Right-of-Use Assets				Lease Liabilities
in 000' €	Building	Cars	Technical Equipment	Total
Balance as of January 1, 2021	43,950	272	196	44,418	45,019
Additions	0	166	1,219	1,385	316
Depreciation of Right-of-Use Assets	(3,317)	(141)	(230)	(3,688)	0
Interest Expenses on Lease Liabilities	0	0	0	0	1,170
Lease Payments	0	0	0	0	(4,286)
Disposals	0	(51)	0	(51)	(173)
Foreign Currency Translation Differences from Consolidation	418	0	3	421	538
Balance as of December 31, 2021	41,051	246	1,188	42,485	42,584
Balance as of January 1, 2022	41,051	246	1,188	42,485	42,584
Additions	2,146	31	4,047	6,224	6,224
Depreciation of Right-of-Use Assets	(3,424)	(131)	(387)	(3,942)	0
Interest Expenses on Lease Liabilities	0	0	0	0	1,051
Lease Payments	0	0	0	0	(4,446)
Disposals	0	0	0	0	0
Foreign Currency Translation Differences from Consolidation	280	0	14	292	368
Balance as of December 31, 2022	40,053	146	4,862	45,060	45,781
Lease agreements had the following effects on the statement of profit or loss.

in 000' €	2022	2021	2020
Depreciation of Right-of-Use Assets	3,942	3,648	3,586
Interest Expenses on Lease Liabilities	1,051	1,157	1,173
Expenses for Short Term Leases	256	1,553	0
Expenses for Leases of Low Value Assets	19	17	81
Total	5,268	6,375	4,840
Depreciation of right-of-use assets is contained in the following line items of profit or loss.

in 000' €	2022	2021	2020
Cost of Sales	384	221	98
Research and Development	1,897	1,636	1,991
Selling	126	79	145
General and Administrative	1,535	1,711	1,352
Total	3,942	3,648	3,586
The maturity analysis of the lease liabilities as of December 31, 2022 is as follows.

December 31, 2022; in 000’ €
Contractual Maturities of Financial Liabilities	Less than 1 Year	Between One and Five Years	More than 5 Years	Total Contractual Cash Flows	Carrying Amount Liabilities
Lease Liabilities	6,554	16,268	27,295	50,117	45,780
The rental conditions for leases are negotiated individually and include different terms. Leases are generally concluded for fixed periods but may include extension options. Such contractual conditions offer the Group the greatest possible operational flexibility. In determining the term of the lease, all facts and circumstances are taken into account that provide an economic incentive to exercise extension options. If extension options are exercised with sufficient certainty, they are taken into account ,when determining the term of the contract. The leases contain fixed and variable lease payments linked to an index.
Intangible Assets

in 000' €	Patents	Licenses	Licenses for Marketed Products	In-process R&D Programs	Internally Generated Intangible Assets	Software	Total
Cost
January 1, 2021	18,214	35,396	56,449	0	0	5,847	115,906
Additions	345	0	0	10,429	11,517	205	22,496
Additions through Business Combination	0	0	0	719,399	0	16	719,415
Disposals	(309)	(1,000)	0	0	0	(3,447)	(4,756)
Foreign Currency Translation Differences from Consolidation	—	—	—	30,679	—	—	30,679
December 31, 2021	18,250	34,396	56,449	760,507	11,517	2,621	883,740
Accumulated Amortization and Impairment
January 1, 2021	16,276	23,560	963	0	0	5,731	46,530
Amortization Charge for the Year	235	986	2,312	0	0	94	3,627
Impairment	2	0	0	0	0	14	16
Disposals	(309)	(999)	0	0	0	(3,447)	(4,755)
December 31, 2021	16,204	23,547	3,275	0	0	2,392	45,418
Carrying Amount
January 1, 2021	1,938	11,836	55,486	0	0	116	69,376
December 31, 2021	2,046	10,849	53,174	760,507	11,517	229	838,322
Cost
January 1, 2022	18,250	34,396	56,449	760,507	11,517	2,621	883,740
Additions	68	0	0	0	13,229	0	13,297
Disposals	(4,551)	(2,045)	0	0	0	(8)	(6,604)
Foreign Currency Translation Differences from Consolidation	0	0	0	46,414	0	12	46,426
December 31, 2022	13,767	32,351	56,449	806,921	24,746	2,625	936,859
Accumulated Amortization and Impairment
January 1, 2022	16,204	23,547	3,275	0	0	2,392	45,418
Amortization Charge for the Year	197	986	2,312	0	0	86	3,581
Impairment	42	0	0	0	7,806	27	7,875
Disposals	(4,551)	(2,045)	0	0	0	(5)	(6,601)
Foreign Currency Translation Differences from Consolidation	0	0	0	0	0	3	3
December 31, 2022	11,892	22,488	5,587	0	7,806	2,503	50,276
Carrying Amount
January 1, 2022	2,046	10,849	53,174	760,507	11,517	229	838,322
December 31, 2022	1,875	9,863	50,862	806,921	16,940	122	886,583
There were no material contractual commitments for the purchase of intangible assets as of the reporting date.
Amortization was included in the following line items of profit or loss.

in 000' €	2022	2021	2020
Cost of Sales	2,285	2,312	963
Research and Development	1,281	1,272	1,258
Research and Development (Impairment)	7,875	13	13,969
Selling	3	2	5
General and Administrative	12	24	17
Total	11,456	3,623	16,212
In-Process R&D Programs
Tafasitamab
As an intangible asset not yet available for use and a carrying amount of € 10.4 million, tafasitamab was subject to an annual impairment test on September 30, 2022, as required by IAS 36. This intangible asset represents a milestone payment for tafasitamab that was capitalized in 2021. This payment was made for an indication for which marketing authorization has not yet been granted.
The recoverable amount of the tafasitamab cash-generating unit was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows from the potential commercialization of tafasitamab, the cash outflows for anticipated research and development, and the costs for tafasitamab’s commercialization. The cash flow forecasts are based on the period of patent protection for tafasitamab. For this reason, a planning horizon of approximately 22 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.0 (2021: 0.9) and WACC before taxes of 11.4% (2021: 8.1%). A sensitivity analysis was performed for the discount rate. A sensitivity analysis for changes in the cash flows was not performed since the cash flows from research and development and the commercialization of the compound have already been probability adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information.
No indicators of impairment were identified on December 31, 2022.
Pelabresib and tulmimetostat (CPI-0209)
As intangible assets not yet available for use and a carrying amount of together € 796.5 million, pelabresib (carrying amount € 794.3 million) and tulmimetostat (carrying amount € 2.2 million) were subject to an annual impairment test on December 31, 2022, as required by IAS 36. Pelapresib and tulmimetostat each constitute a cash-generating unit. The recoverable amount was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows (revenues based on patient numbers and the price obtained in the market) from the potential commercialization of pelabresib and tulmimetostat, the cash outflows for anticipated research and development, and the costs for the commercialization of pelabresib and tulmimetostat. The cash flow forecasts are based on the period of patent protection for pelabresib and tulmimetostat. For this reason, a planning horizon of approximately 22 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.5 (2021: 1.7) and WACC before taxes of 13.7% (2021: 12.8%).
A sensitivity analysis of the determined value-in-use was performed. This included the underlying estimates for the cash flow forecasts and for the discount rate. In each case, one planning assumption is changed and all other estimates are kept constant. The value-in-use would correspond to the carrying amount if the cash flow forecasts were reduced by 17% or the discount rate were increased by 1.7%. The values attributed to the assumptions correspond to the Management Board's assessment with regard to future developments and are based on internal planning scenarios as well as external sources.
Licenses for Marketed Products
Tafasitamab
Since the market approval of Monjuvi, the compound is classified as an intangible asset with a finite useful life and amortized as of that date. The Group amortizes the intangible asset on a straight-line basis over the estimated useful life of the acquired license until 2044 and recognizes the amortization in cost of sales. The duration and method of amortization are reviewed at the end of each financial year. In the event of triggering events, the asset is tested for impairment, if any. As of December 31, 2022, no indications of impairment were identified.
Internally generated intangible assets
In 2021, it was decided to contract new manufacturers of tafasitamab. Related costs, including FTE and external costs, were capitalized as internally generated intangible assets. As of December 31, 2022, the carrying amount was € 16.9 million (December 31, 2021: € 11.5 million). As soon as the know-how transfer is successful and an associated certification has been obtained, amortization will commence.
An impairment loss of € 7.8 million was recognized in the current fiscal year. This is based on a management decision not to utilize production capacities at a manufacturer in the future.
Goodwill
Slonomics Technology
As of September 30, 2022, goodwill of € 1.6 million from the 2010 acquisition of Sloning BioTechnology GmbH was subject to an annual impairment test. The recoverable amount of the cash-generating unit Slonomics technology was determined on the basis of value-in-use calculations. The calculation showed that the value-in-use was higher than the carrying amount of the cash-generating unit. The cash flow forecasts took into account future free cash flows from the contribution of the Slonomics technology to partnered programs. The cash flow forecasts are based on a period of 10 years because the Management Board believes that commercialization through licensing agreements, milestone payments, and royalties is only feasible by means of medium- to long-term contracts. For this reason, a planning horizon of ten years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated ten-year cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.0 (2021: 0.9), WACC before taxes of 9.8% (2021: 8.5%) and a perpetual growth rate of 1% (2021: 1%). A sensitivity analysis was performed for the growth rate and the discount rate for calculating value-in-use. The sensitivity analysis took into account the change in one assumption, with the remaining assumptions remaining unchanged from the original calculation. This analysis did not reveal any need for impairment. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows have already been probability-adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.
No indication of impairment was identified as of December 31, 2022.
Constellation
As of December 31, 2022, goodwill of € 354.6 million from the acquisition of Constellation was subject to an impairment test. Goodwill was allocated to the group of cash-generating units Constellation, as goodwill is monitored at this level. In addition, future potential cash flows of this group of cash-generating units will only be generated by Constellation's own compounds, which are also recognized by these companies
The recoverable amount of the group of cash-generating units Constellation was determined on the basis of value-in-use calculations. The calculation showed that the value-in-use was higher than the carrying amount of this group of cash-generating units.The cash flow projections included expected payments from the commercialization of pelabresib and other compounds, the cash outflows for anticipated research and development, and the costs for pelabresib’s and the other compounds' commercialization. The cash flow forecasts are based on the period of patent protection for pelabresib and the other compounds. For this reason, a planning horizon of approximately 22 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.5 (2021: 1.7) and WACC before taxes of 14.7% (2021: 14.1%).
A sensitivity analysis of the determined value-in-use was performed. This included the underlying estimates for the cash flow forecasts and for the discount rate. In each case, one planning assumption is changed and all other estimates are kept constant. The value-in-use would correspond to the carrying amount if the cash flow forecasts were reduced by 14% or the discount rate were increased by 1.3%. The values attributed to the assumptions correspond to the Management Board's assessment with regard to future developments and are based on internal planning scenarios as well as external sources.Investment in Associates
As of June 14, 2022, MorphoSys AG holds a 15% stake in Human Immunology Biosciences, Inc. ("HI-Bio"), based in San Francisco, California, USA. HI-Bio is a biotechnology company focused on the discovery and development of precision medicines for autoimmune and inflammatory diseases. HI-Bio is not publicly traded. MorphoSys obtained the shares by making a contribution in kind of a license for felzartamab (MOR202). The 15% shareholding represents both the capital and the voting rights.
HI-Bio is accounted for in the consolidated financial statements using the equity method, as described in the Group's accounting policies (refer to Note 2.2.2 of these notes). This accounting treatment is due to the fact that, despite a shareholding of less than 20%, MorphoSys AG can exercise significant influence over HI-Bio. The relevant criteria for this are: representation of MorphoSys on the Board of Directors of HI-Bio and consequently participation in decision-making processes of HI-Bio, MorphoSys entered into significant transactions with HI-Bio, and MorphoSys has provided significant technical information to HI-Bio.
In addition to the shareholding, MorphoSys AG has the right to receive further shares (anti-dilution right). The right to receive further shares is recognized at fair value as a financial asset and is disclosed in Note 4.5 of these notes.
The following tables provide summarized financial information of the balance sheet and comprehensive income about the Group's investment in HI-Bio (including modifications due to differences in accounting policies). This reflects the status as of September 30, 2022, as this is the last available financial statement from HI-Bio as of the date of preparation of the MorphoSys consolidated financial statements.

in 000' €	12/31/2022
Current Assets	12,052
thereof Cash and Cash Equivalents	11,220
thereof Other Assets	833
Non-Current Assets	31,421
Current Liabilities	10,943
thereof Financial Liabilities (excluding Accounts Payable)	10,334
thereof Other Financial Liabilities	609
Non-Current Liabilities	11,358
Stockholders’ Equity	21,173
Group Share in Equity (15%)	3,176

in 000' €	2022
Revenues	0
Interest Income	(5)
Depreciation and Amortization	(58)
Interest Expenses	(10)
Income Tax Benefit / (Expenses)	0
Loss	(28,700)
Other Comprehensive Income	0
Total Comprehensive Income	(28,700)
Dividends Received	0
The following table reconciles the summarized financial information presented to the carrying amount of the investment in the associates in the consolidated financial statements. The carrying amount of HI-Bio does not reconcile to the group share in equity in the associate. This is due to a fair value adjustments, a goodwill allocation and also due to timing differences (HI-Bio figures from the previous quarter are utilized), made at the time of acquisition.

in 000' €	2022
Balance as of June 14	9,497
Group Share of Total comprehensive Loss	(4,305)
Anti-Dilution Right	160
Balance as of December 31	5,352
License agreements will enable HI-Bio to develop and commercialize MorphoSys' anti-CD38 antibody felzartamab and anti-C5aR1 antibody MOR210. HI-Bio will receive worldwide commercialization rights for felzartamab and MOR210 except for the territories for felzartamab and MOR210 licensed to I-Mab Biopharma in 2017 and 2018.
Upon the achievement of certain milestone events for Felzartamab, MorphoSys receives additional shares of up to US$ 67.5 million (currently expected € 63.3 million) and payments of up to US$ 500.0 million (currently expected € 468.8 million). In addition, MorphoSys is eligible to receive tiered royalties on future net sales of felzartamab.
During the period from June 14, 2022 to June 30, 2023, all of MorphoSys's expenses related to the clinical development of felzartamab, which include personnel costs, costs for external services and material expenses, will be fully compensated or reimbursed by HI-Bio.
As consideration for the licensing of MOR210, MorphoSys received a payment of US$ 15.0 million (€ 14.4 million). Upon achievement of certain events, MorphoSys may receive further payments of up to US$ 500.0 million (currently expected € 468.8 million). In addition, MorphoSys is eligible to receive tiered royalties on future net sales of MOR210.
Deferred Tax AssetsThe Group recognized deferred tax assets of net € 0.0 million in the 2022 financial year (December 31, 2021: € 186.5 million). The decrease mainly resulted from the reversal and the derecognition of deferred tax assets in the amount of € 168.0 million.Accounts Payable and Accruals
Accounts payable and licenses payable were non-interest-bearing and, under normal circumstances, have payment terms of no more than 30 days.
Accounts payable and accruals are listed in the following table.

in 000' €	12/31/2022	12/31/2021
Accounts Payable	38,579	73,787
Accruals	117,418	113,055
Other Liabilities	1,273	1,235
Total	157,270	188,077
Accruals are shown in the following overview:

in 000' €	12/31/2022	12/31/2021
Accruals for External Laboratory Services	78,737	65,026
Accrued Personnel Expenses for Payments to Employees and Management	19,489	29,666
Accruals for Outstanding Invoices	11,908	12,515
Accruals for Revenue Deductions from Product Sales	2,364	1,998
Accruals for Legal Fees	1,091	169
Accruals for Audit Fees and other related Costs	1,790	703
Accruals for License Payments	2,039	2,978
Total	117,418	113,055
At the Company’s Annual General Meeting in May 2022, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (PwC GmbH), Munich, was appointed as the auditor. The Supervisory Board engaged PwC GmbH to audit the financial statements.
The table below shows the total fees PwC GmbH received in the 2022 financial year.

in 000' €	12/31/2022	12/31/2021
Audit Fees	2,335	2,141
Fees for Other Assurance Services	112	116
Tax Service Fees	0	—
Other Fees for Other Services	11	2
Total	2,458	2,258
The other assurance services comprised fees in connection with the non-financial group report as well as the audit of the content of the remuneration report.
Tax Liabilities and Provisions
As of December 31, 2022, the Group recorded tax liabilities of € 0.8 million (December 31, 2021: € 0.5 million) and provisions of € 14.7 million (December 31, 2021: € 4.1 million).
Tax liabilities included primarily provisions for income taxes. Provisions included mainly expenses for share-based payments when these are settled by other assets equivalent to the value of a certain number of shares or stock options (“cash settlement”), as well as present obligations for onerous contracts.
The table below shows the development of tax liabilities and current and non-current provisions in the 2022 financial year.

in 000' €	01/01/2022	Additions	Utilization	Release	12/31/2022
Tax Liabilities	528	298	(33)	0	793
Provisions, current	2,549	6,006	(90)	(2,459)	6,006
Provisions, non-current	1,577	8,227	0	(1,129)	8,675
Total	4,654	14,531	(123)	(3,588)	15,474
Contract Liabilities
Contract liabilities relate to transaction prices paid by customers that are allocated to unfulfilled performance obligations. The changes in this item are shown in the table below.

in 000' €	2022	2021
Balance as of January 1	253	2,616
Prepayments Received in the Financial Year	37,109	4,323
Revenues Recognized in the Reporting Period that was included in the Contract Liability at the Beginning of the Period	(253)	(2,544)
Revenues Recognized for Received Prepayments and Services Performed in the Financial Year	(37,109)	(4,142)
Balance as of December 31	0	253
thereof short-term	0	224
thereof long-term	0	29
Deferred Tax LiabilitiesAs of December 31, 2022, deferred tax liabilities of € 6.5 million were recognized after offsetting (December 31, 2021: € 22.1 million)Bonds
MorphoSys AG placed non-subordinated, unsecured convertible bonds in 2020 for a nominal amount of € 325.0 million, equal to 3,250 bonds with a nominal amount of € 100,000 each, and maturing on October 16, 2025.
The convertible bonds were issued at 100% of their nominal amount and carry a coupon of 0.625% p.a. payable semi-annually. The conversion price is € 131.29. The convertible bonds are traded on the Open Market Segment (Freiverkehr) of the Frankfurt Stock Exchange.
The convertible bonds are convertible between November 26, 2020 and the fortieth trading day prior to maturity. As of the maturity date, MorphoSys has the right to either pay the full amount in cash or to settle a certain amount through the delivery of shares. The convertible bonds are convertible into approximately 2,475,436 new or existing bearer ordinary shares MorphoSys.
MorphoSys is entitled to redeem the convertible bonds at any time the market price of MorphoSys shares reaches at least 130% of the then applicable conversion price over a period of twenty trading days or when only 20% or less of the original total nominal amount of the convertible bond is still outstanding. Repayment is then made in the amount of the nominal value plus accrued interest.
The holders of the convertible bonds have a conditional call right should an investor directly or indirectly acquire at least 30% of the voting rights in MorphoSys (representing a change of control). In the event of such a change of control, each convertible bondholder has the right to call the bonds that have not yet been converted or redeemed. Repayment is then made in the amount of the nominal value plus accrued interest.
The conversion right securitized in the convertible bond represents an equity instrument and was recognized in equity (other comprehensive income reserve) for an amount of € 49.2 million net of deferred taxes and issuance costs attributable to the equity component. The equity component is not adjusted over time, and the liability component is classified as a financial liability at amortized cost. As of the date of initial recognition, the liability component amounted to € 270.7 million after the deduction of issuance costs. The difference between this amount and the nominal value of € 325.0 million is recognized as an interest expense over the term of the financial liability using the effective interest method.
The early termination rights from MorphoSys (issuer call and clean-up call) and the put option of the convertible bondholders in the case of change of control all represent embedded derivatives that, however, have not been separated in accordance with IFRS 9, as they are considered to be closely related to the base contract. Accordingly, these components are included in the financial liability.
There were no bond conversions in 2022 and 2021.
Financial Assets and Liabilities from Collaborations
MorphoSys AG and Incyte Corporation signed a collaboration and license agreement in 2020 for the further global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. Under the terms of this agreement, MorphoSys could, among other things, pending on the achievement of certain developmental, regulatory, and commercial milestones, receive milestone payments amounting to up to US$ 1.1 billion (currently expected € 1,031.3 million). MorphoSys also receives tiered royalties in a mid-teen to mid-twenties percentage of net sales of Monjuvi outside the US. In the US, MorphoSys and Incyte co-commercialize Monjuvi, with MorphoSys being responsible for the commercial relationship with the end customer, which also comprises the deliveries of the drug and the collection of the related cash inflows. The revenues from product sales of Monjuvi are, therefore, recognized by MorphoSys, as it is the principal of the transaction. Incyte and MorphoSys are jointly responsible for the commercialization activities in the US and will equally share any profits and losses (50/50 basis). Outside the US, Incyte has received exclusive commercialization rights, determines the commercialization strategy and is responsible for the commercial relationship with the end customer, including the deliveries of the drug and the collection of the related cash inflows. Therefore, Incyte will recognize all revenues generated from sales of tafasitamab outside the US and will pay royalties to MorphoSys on these sales.
As part of the agreement, MorphoSys recorded the balance sheet items "Financial Assets from Collaborations" and "Financial Liabilities from Collaborations". The financial asset represents MorphoSys’s current reimbursement claim against Incyte from the expected future losses associated with the US commercialization activities (as Incyte has agreed to compensate MorphoSys for 50% of said losses) measured at fair value. The financial liability, measured initially at fair value, represents Incyte’s prepaid entitlement to future profit sharing on sales of Monjuvi in the US (as MorphoSys will share 50% of these profits with Incyte). Incyte has already acquired this right with the payments made in 2020; therefore, a liability had to be recognized at that time. The basis for the initial valuation at fair value was the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the United States for the years ahead.
The financial asset is subsequently measured at fair value through profit or loss and the financial liability at amortized cost using the effective interest method. Any resulting effective interest is recognized in the finance result. The basis for the valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the US for the years ahead. Cash flows from the profits and losses shared equally between the two parties are generally recognized directly against the financial asset or financial liability. Differences between the planned and actual cash flows from the financial asset or financial liability are recorded in the finance result. Effects resulting from changes in planning estimates regarding the expected net cash flows from financial assets and financial liabilities are also recognized in the finance result. The initial effective interest rate continues to be applied for the subsequent measurement of the financial liability, whereas the current yield curve is used for the financial assets. Foreign currency translation effects from the financial asset or financial liability are also recognized in the finance result.
The planning assumptions are influenced by estimates and mainly comprise revenues and costs for the production and sale of Monjuvi in the US, the discount rate and the expected term of cash flows. Revenues are affected by variable influencing factors such as patient numbers and the number of doses of Monjuvi administered, as well as the price that can be obtained in the market. Costs include the manufacturing costs for these doses of Monjuvi and other cost components for e.g. sale, transport, insurance and packaging. To determine the fair value of financial assets from collaborations, expected cash inflows from Incyte‘s planned losses resulting from the co-promotion activities of Monjuvi in the USA are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte‘s credit risk.The expected cash outflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account the credit risk of MorphoSys. The term is the estimated time period over which Monjuvi will generate benefits in the approved indication and therefore the expected term of product sales in the US. These estimates are based on assumptions that are jointly arrived at and approved quarterly by the responsible departments at MorphoSys and Incyte. Financial assets and financial liabilities from collaborations are furthermore subject to significant uncertainties from currency exchange rate developments.
As of December 31, 2022, US$ 0.0 million (€ 0.0 million) were recognized as a current financial asset and US$ 2.7 million (€ 2.5 million) as a current financial liability and US$ 232.3 million (€ 217.8 million) as a non-current financial liability as result of the collaboration with Incyte. As of December 31, 2021, € 16.7 million of current financial assets, € 1.1 million of current financial liabilities and € 513.3 million of non-current financial liabilities were recognized. This change is mainly due to the updated planning assumptions regarding the expected net cash flows related to financial liabilities from collaborations. For this purpose, an amount of € 354.4 million was recognized in financial income. Changes resulted mainly from lower expected future sales revenues for Monjuvi in the USA. This is partially offset due to expenses for foreign currency valuation € 37.4 million and for the application of the effective interest method € 23.0 million.
MorphoSys and Incyte will also share the development costs for the jointly initiated worldwide and US-specific clinical trials at a ratio of 55% (Incyte) to 45% (MorphoSys). This 45% share of development costs borne by MorphoSys is included in research and development costs. Should MorphoSys provide services in excess of this 45% share, MorphoSys will be entitled to a compensation claim against Incyte, which will qualify as revenue in accordance with IFRS 15. Related expenses for the provision of the service are recognized as cost of sales. Conversely, MorphoSys has to bear additional research and development expenses if Incyte performs more than 55% of the total clinical trial services. In addition, Incyte will assume 100% of future development costs for clinical trials in countries outside the United States, which are conducted in Incyte’s own responsibility. Incyte has the option to obtain development services from MorphoSys for this purpose. If this option is exercised, the related income will be recognized as revenue.
The financial assets from collaborations are classified at FVTPL and their measurement is based on the above-mentioned partly unobservable parameters. This results in a fair value classification in the Level 3 measurement hierarchy. The assets changed in 2022 as follows:

in 000' €	2022	2021
Balance as of January 1	16,730	42,870
Additions	0	0
Cash Receipts	(23,768)	(40,004)
Through Profit or Loss (in Finance Income/Expenses)	7,038	13,864
Balance as of December 31	0	16,730
The estimates underlying the financial liabilities from collaborations are subject to a sensitivity analysis below. This would have resulted in the following effects on the carrying amount of the financial liabilities from collaborations as of December 31, 2022 and 2021. In each case, one planning assumption is changed and all other estimates are kept constant.

	12/31/2022		12/31/2021
in million €	+1%	(1)%	+1%	(1)%
Change in Price obtained in the Market (revenue related)	5.5	(5.5)	9.7	(9.7)
Change in Patient Numbers and Number of Doses administered (revenue related)	4.9	(4.9)	8.7	(8.7)
Change in Manufacturing Costs and other Cost Components (cost related)	(3.3)	3.3	(4.6)	4.6
Change in Patient Numbers and Number of Doses administered (cost related)	(0.5)	0.5	(0.9)	0.9
Financial Liabilities from Future Payments to Royalty Pharma
In 2021, a royalty purchase agreement and a revenue participation agreement were concluded with Royalty Pharma. In addition, a development funding bond was agreed, which was issued during fiscal year 2022. These agreements are summarized in the balance sheet item "Financial Liabilities from Future Payments to Royalty Pharma" (hereinafter referred to as "Royalty Pharma - Financial Liability").

in 000' €	2022	2021
Royalty Pharma - Financial Liability	1,141,884	1,193,557
thereof short-term	102,171	88,401
thereof long-term	1,039,713	1,105,156
Development Funding Bond	358,590	62,619
thereof short-term	0	0
thereof long-term	358,590	62,619
Balance as of Financial Liabilities from Future Payments to Royalty Pharma	1,500,474	1,256,176
thereof short-term	102,171	88,401
thereof long-term	1,398,303	1,167,775
Royalty Pharma - Financial Liability
The "Royalty Pharma - Financial Liability" changed as follows in 2022 and 2021:

in 000' €	2022	2021
Balance as of January 1	1,193,557	0
Addition	0	1,147,520
Amortizations from Effective Interest Method	66,672	27,849
Changes from Adjustments to Planning Assumptions	(28,285)	64,846
Transfer of Assigned License Revenues to Royalty Pharma	(96,897)	(51,890)
Foreign Currency Translation Differences from Consolidation	6,837	5,232
Balance as of December 31	1,141,884	1,193,557
This financial liability represents MorphoSys' (and Royalty Pharma's) obligation under the royalty purchase agreement to pass on certain future royalty revenues to Royalty Pharma in the form of royalties and milestones. This includes 100% of MorphoSys' entitlement since April 1, 2021 for royalties from net sales of Tremfya from Janssen, 80% of future royalties as well as 100% of the future milestone payments for otilimab from GSK and 60% of future royalties for gantenerumab from Roche to be passed on to Royalty Pharma. Also included in the financial liability is Constellation's obligation to transfer 3% of future net sales of clinical-stage compounds (pelabresib and tulmimetostat) to Royalty Pharma under the revenue participation agreement. If net sales of pelabresib exceed US$ 30.0 million (€ 25.4 million) in any fiscal year, an additional payment of US$ 50.0 million (€ 42.3 million) will be due. However, the rights to the underlying intellectual property of pelabresib and tulmimetostat remain with MorphoSys.
In addition, a contingent payment from Royalty Pharma to MorphoSys of up to US$ 100.0 million (€ 106.7 million) was agreed, which is subject to the achievement of certain clinical, regulatory and commercial milestones for otilimab from GSK, gantenumerab from Roche and pelabresib from Constellation.
On October 27, 2022, MorphoSys' licensing partner GlaxoSmithKline (GSK) provided an update on its Phase 3 ContRAst program for otilimab. GSK has decided not to pursue regulatory filings for this program. On November 14, 2022, MorphoSys' licensing partner Roche announced an update on the GRADUATE I and II studies for gantenerumab. Roche announced that the studies did not meet their primary endpoint. As a result, MorphoSys no longer expects future milestones or royalties for otilimab and gantenerumab. Therefore, the financial liability related to these two programs has been partially released. This was offset by higher expected net sales for Tremfya from Janssen.
The financial liability was measured at fair value at the date of inception (July 15, 2021). The initial measurement at fair value was based on corporate planning and the resulting net sales for the coming years, reduced by the market inequity in fiscal year 2021 described under "Development Financing Bond" (see below). There is no cash inflow and outflow at MorphoSys, as the agreed royalty percentages are paid directly by Janssen to Royalty Pharma. The cash flows from the transfer of assigned license revenues are generally recognized directly against the financial liability with no effect on profit or loss. Deviations of the actual cash flows from the original planning are recognized in finance income/expenses. Effects resulting from changes in the planning assumptions regarding the expected net cash flows are also recognized in finance income/expenses. The initial effective interest rate continues to be used for the subsequent measurement of the financial liability, as the financial liability is measured at amortized cost using the effective interest method. Royalty revenue from any product sales will continue to be recognized in profit or loss by MorphoSys, which acts as the principal.
The planning assumptions are influenced by estimates and mainly relate to the expected revenues from Tremfya, pelabresib and tulmimetostat and the expected term of the cash flows. Revenues are influenced by variable factors such as patient numbers and the number of doses administered as well as the price that can be achieved in the market. The estimated figures are also subject to exchange rate fluctuations, as the planning is made in USD, but payment has been agreed in euros. The term represents the estimated period over which Tremfya in the approved indication and pelabresib and tulmimetostat will generate future cash inflows and thus the expected duration of product sales. The above estimates are weighted with an expected probability of obtaining regulatory approval. The cash inflows and outflows represent an estimate of future revenues and costs from the out-licensed products and are subject to a significant degree of judgment. These estimates are based on assumptions that are developed and approved by the responsible departments of MorphoSys on a quarterly basis.
The estimates underlying the "Royalty Pharma - Financial Liability" are subject to a sensitivity analysis below. This would have resulted in the following effects on the carrying amount of the Royalty Pharma financial liability measured at amortized cost as of December 31, 2022 and December 31, 2021. In each case, one planning assumption is changed and all other estimates are kept constant.

	12/31/2022		12/31/2021
in million €	+1%	(1)%	+1%	(1)%
Change in variable Factors on Revenues	11.4	(11.4)	11.4	(11.4)
Development Funding Bond
In fiscal year 2021, the development funding bond agreement with Royalty Pharma was concluded. Under the terms of this agreement, MorphoSys was obligated to draw down at least US$ 150.0 million (equivalent to € 147.7 million), but no more than US$ 350.0 million (equivalent to € 344.7 million), by July 15, 2022 at the latest. Repayment will be made at 2.2 times the amount drawn according to a fixed payment schedule within ten years and nine months after drawdown without any repayment in the first two years after drawdown. This corresponds to a nominal interest rate of 13.3%. The drawdown date of the development funding bond with Royalty Pharma was extended by approximately two months, i.e., until September 12, 2022, on identical terms by two agreements dated May 31, 2022 and June 29, 2022. On July 26, 2022, MorphoSys notified Royalty Pharma that it intends to draw US$ 300.0 million (€ 295.4 million) from the development funding bond. The proceeds have been disbursed to MorphoSys on September 12, 2022 and will be used primarily to fund development activities.
The development funding bond changed as follows in 2022 and 2021:

in 000' €	2022	2021
Balance as of January 1	62,619	0
Market Inequity		58,391
Cash Receipts	295,421
Cash Payments for Principal Element	0	0
Amortizations from Effective Interest Method	11,746	1,962
Foreign Currency Translation Differences from Consolidation	(11,196)	2,267
Balance as of December 31	358,590	62,619
As all of the agreements with Royalty Pharma in 2021 were entered into on an arm's length basis, it can be assumed that the consideration paid by Royalty Pharma corresponds in total to the fair value of the liabilities entered into. However, as the implied interest rate on the development funding bond individually is 13.3%, which is higher than the market interest rate of 6.3% (as of 2021), it can be assumed that part of the consideration is to be considered as compensation for the market inequity (in the amount of the present value of the interest rate differential) of the development funding bond. Accordingly, for the agreed minimum amount of US$ 150.0 million (equivalent to € 147.7 million), the "Royalty Pharma - Financial Liability" was reduced by US$ 69.0 million (€ 58.4 million), and this amount was allocated to the development funding bond as compensation for the market inequity. The development funding bond is measured using the effective interest method.
Due to the issue amount exceeding the agreed minimum amount of US$ 150.0 million (equivalent to € 147.7 million), there is a difference in the transaction price and the fair value at initial recognition of the development funding bond at the time of payment in 2022. This is determined using the present value of the interest rate difference between the nominal interest rate of 13.3% and a market interest rate of 7.5% (as of 2022) and was measured in the amount of US$ 57.6 million (equivalent to € 56.7 million). The resulting fair value is higher than the amount paid out, so that the difference is to be regarded as a loss on initial recognition of the financial liability and recognized as a deferral. This results from the fact that the fair value of this financial liability is not evidenced by a quoted market price in an active market for an identical liability, nor by a valuation technique that uses only data from observable markets. The deferral of the initial measurement loss is recorded in the same balance sheet line item as the development funding bond. The deferral is amortized over the life of the bond based on the performance of the bond.
The development of the deferral of the initial measurement loss can be seen in the following table. The initial measurement loss is included as a deferral with a debit amount in the development funding bond.

in 000' €	2022
Balance as of January 1	0
Addition	56,738
Amortization	(1,173)
Foreign Currency Translation Differences from Consolidation	(2,703)
Balance as of December 31	52,862
Stockholders' EquityCommon Stock
As of December 31, 2022, the Company had common stock in the amount of € 34,231,943 or 34,231,943 shares (December 31, 2021: € 34,231,943 or 34,231,943 shares), divided into 34,231,943 no-par-value bearer shares (December 31, 2021: € 34,231,943 or 34,231,943 shares). With the exception of the 65,980 treasury shares (€ 65,980) held by the Company (December 31, 2021: 83,154 treasury shares or € 83,154), the shares concerned are bearer shares with dividend entitlements and voting rights, with each share carrying one vote at the Annual General Meeting.
The development of the equity position of the parent company MorphoSys AG (including the assessment with regard to the provision of section 92 German Stock Corporation Act) as well as of the Group is closely monitored by the Management Board. At the time of this report, the Management Board is not aware of any risks that could affect the company as a going concern.
Authorized Capital
In comparison to December 31, 2021, the number of authorized ordinary shares increased from 7,287,025 (€ 7,287,025) to 9,195,696 (€ 9,195,696). At the Annual General Meeting on May 18, 2022, Authorized Capital 2022-I in the amount of € 1,978,907 , was newly created. The reduction of Authorized Capital 2019-I in the amount of € 70,236 had an offsetting effect.
Under the Authorized Capital 2022-I, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 17, 2027 against cash and/or non-cash contributions by a total of up to € 1,978,907 by issuing up to 1,978,907 new no-par-value bearer shares.
Pursuant to the Company’s articles of association, the shareholders may authorize the Management Board to increase the share capital with the consent of the Supervisory Board within a period of five years by issuing shares for a specific total amount referred to as authorized capital (Genehmigtes Kapital), which is a concept under German law that enables the company to issue shares without going through the process of obtaining an additional shareholders’ resolution. The aggregate nominal amount of the authorized capital created by the shareholders may not exceed half of the share capital existing at the time of registration of the authorized capital in the commercial register.
Conditional Capital
In comparison to December 31, 2021, the number of ordinary shares of conditional capital decreased from 7,816,101 (€ 7,816,101) to 6,804,134 (€ 6,804,134). In the course of this General Meeting on May 18, 2022, the Conditional Capital 2020-I in the amount of € 806,947 and the Conditional Capital 2016-III in the amount of € 205,020 were reduced.
Although shareholders may resolve to amend or create conditional capital (Bedingtes Kapital), they may do so only to issue conversion or subscription rights to holders of convertible bonds in preparation for a merger with another company or to issue subscription rights to employees and members of the Management Board of the Company or of an affiliated company by way of consent or authorizing resolution. According to German law, the aggregate nominal amount of the conditional capital created at the shareholders’ meeting may not exceed half of the share capital existing at the time of the shareholders’ meeting adopting such resolution. The aggregate nominal amount of the conditional capital created for the purpose of granting subscription rights to employees and members of the management of our Company or of an affiliated company may not exceed 10% of the share capital existing at the time of the shareholders’ meeting adopting such resolution.
Treasury Stock
In the years 2022, 2021 and 2020, the Group did not repurchase any of its own shares. The composition and development of this line item are listed in the table below.

	Number of Shares	Value
Balance as of December 31, 2019	225,800	8,357,250
Transfer in 2020	(94,386)	(3,488,506)
Balance as of December 31, 2020	131,414	4,868,744
Transfer in 2021	(48,260)	(1,783,690)
Balance as of December 31, 2021	83,154	3,085,054
Transfer in 2022	(17,174)	(634,751)
Balance as of December 31, 2022	65,980	2,450,303
On December 31, 2022, the Company held 65,980 treasury shares with a value of € 2,450,303 – a decrease of € 634,751 compared to December 31, 2021 (83,154 shares, € 3,085,054). The reason for this decrease was the transfer of 16,008 treasury shares amounting to € 591,656 to the Management Board and selected employees of the Company (beneficiaries) from the 2018 Long-Term Incentive Plan (LTI Plan). The vesting period for this LTI Plan expired on April 1, 2022 and offered beneficiaries a six-month period until October 19, 2022 to receive a total of 16,008 shares. In addition, 1,166 treasury shares for an amount of € 43,095 from the 2019 Long-Term Incentive Plan were transferred to certain employees of MorphoSys US Inc.
Consequently, the number of MorphoSys shares owned by the Company as of December 31, 2022, was 65,980 (December 31, 2021: 83,154) and the number of outstanding shares amounted to 34,165,963 (December 31, 2021: 34,148,789). The repurchased shares may be used for all of the purposes named in the authorization granted by the Annual General Meeting on May 23, 2014, particularly for existing and future employee stock option programs and/or to finance acquisitions. The shares may also be redeemed.
Additional Paid-in CapitalAs of December 31, 2022, the capital reserve amounted to € 833,708,724 (December 31, 2021: € 833,320,689). The increase by a total of € 388,035 resulted mainly from the addition of personnel expenses from share-based payments in the amount of € 1,022,786. This was offset by the decrease from reclassifications of treasury shares in connection with the allocation of shares from the MorphoSys AG 2018 Performance Share Plan in the amount of € 591,656 and from the MorphoSys US Inc. 2019 LTI Plan in the amount of € 43,095.Other Comprehensive Income ReserveOn December 31, 2022, this reserve included changes in the fair value of equity instruments of € (27,486) (December 31, 2021: € (27,486)) recognized directly in equity, as well as currency translation differences from consolidation of € 115,354,088 (December 31, 2021: € 52,785,077). The currency translation differences from consolidation included exchange rate differences from the revaluation of the financial statements of Group companies prepared in foreign currencies and differences between the exchange rates used in the balance sheet and income statement.Accumulated DeficitThe consolidated net loss for the year of € 151,058,190 is reported under “accumulated deficit.” As a result, the accumulated deficit increased from € 672,349,226 in 2021 to € 823,407,416 in 2022.